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                                 Exhibit 10.4


                                WEBVALLEY, INC.

                         NONSTATUTORY OPTION AGREEMENT

Between:

WebValley, Inc. (the "Company") and _____________________ (the "Employee"), dated December 15, 1998.

The Company hereby grants to the Employee an option (the "Option") to purchase _______________________ (______) shares (the "Shares") of the Company's common stock under the terms and conditions set forth below. The terms and conditions applicable to the Option are as follows:

         1. Nonstatutory Option. The Option shall be a Nonstatutory Option, and is not intended to qualify as an incentive stock option within the meaning of ss.422 of the Internal Revenue Code.

         2. Exercise Price. The exercise price to purchase shares of the stock shall be $1.00 per share, which is the approximate Fair Market Value of the stock on the date of this Agreement.

         3. Period of Exercise. The Option will expire at 5:00 p.m. on the date (the "Expiration Date") five years from the date of this Agreement. The Option may be exercised only while the Employee is actively employed by the Company and as provided in Section 6, dealing with termination of employment.

         4. Vesting of Options. The Option will vest as follows:

                 (a) On and after the first anniversary of the effective date of this Agreement, the option may be exercised for not in excess of 20% of the total grant.

                 (b) On and after the second anniversary of the effective date of this Agreement, the option may be exercised for not in excess of 40% of the total grant.

                 (c) On and after the third anniversary of the effective date of this Agreement, the option may be exercised for not in excess of 60% of the total grant.

                 (d) On and after the fourth anniversary of the effective date of this Agreement, the option may be exercised for not in excess of 80% of the total grant.
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                 (e) On and after the fifth anniversary of the effective date of this Agreement, the Option may be exercised at any time and from time to time within its terms in whole or in part, but it shall not be exercisable after the Expiration Date.

         5. Transferability. This Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Employee only by the Employee, or if exercised following the Employee's death, by the Employee's legal representative upon presenting evidence of authority to act on behalf of Employee's estate acceptable to the Company.

         6. Termination of Employment. In the event that employment of the Employee with the Company is terminated, the Option may be exercised (to the extent exercisable at the date of termination) by the Employee within three months after the date of termination; provided, however, that:

                 a. If the Employee's employment is terminated because Employee is disabled within the meaning of Internal Revenue Code ss. 422, the Employee shall have one year rather than three months to exercise the Option (to the extent exercisable at the date of termination).

                 b. If the Employee dies, the Option may be exercised (to the extent exercisable by the Employee at the date of death) by the legal representative of Employee or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the Employee, but the Option must be exercised within one year after the date of the Employee's death.

                 c. If the Employee's employment is terminated for cause, this Option shall terminate immediately.

                 d. Notwithstanding the foregoing, in no event (including disability or death of the Employee) may this Option be exercised after the Expiration Date.

         7. No Guarantee of Employment. This Agreement shall in no way restrict the right of the Company to terminate Employee's employment at any time, subject to the terms of the Employment Agreement between the Company and Employee of even date herewith.

         8. Method of Exercise. The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the shares to be issued, and in the event of an exercise under the terms of paragraphs 6(a) and 6(b) hereof, appropriate proof of the right to exercise the Option. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Employee (or other purchaser under paragraphs 6(a) and 6(b) hereof) as soon as practicable after receipt of the notice. The Employee


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does not have any rights or privileges as a stockholder with respect to any
Shares to be issued upon exercise of the Option until the date of payment therefor to the Company.

         9. Withholding; Taxable Income. In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by Employee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to Employee, or may require Employee to remit to the Company an amount equal to such appropriate amounts.

         Employee acknowledges and understands that under the provisions of the Internal Revenue Code as presently in effect, the Employee will have taxable compensation income at the date of exercise of the Option equal to the difference between the purchase price under the Option and the then Fair Market Value of the Stock. Employee specifically agrees that as a condition to permitting exercise, the Company may require that appropriate arrangements for withholding be made with the Employee as provided above.

         10. Adjustment in Capitalization. In the event of any change in the outstanding common stock of the Company by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of Shares subject to the Option will be appropriately adjusted by the Board of Directors of the Company, whose determination is final and conclusive, except that fractional shares will be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to the Option and the Option exercise price per share will be proportionately adjusted without any change in the aggregate Option price to be paid upon exercise of the Option.

         11. Amendment. Modification and Termination of Agreement. The Board of Directors of the Company may at any time terminate, and from time to time may amend or modify this Agreement; provided, however, that no amendment, modification, or termination of this Agreement may in any manner adversely affect the Option without the consent of the Optionee.

         12.      Securities Regulations.

                 12.1 Registration. In the event that the Company deems it necessary or desirable to register or qualify the Option or any Shares with respect to which the Option has been granted or exercised under the Securities Act of 1933, as amended, or any other applicable statute or regulation, the Optionee will cooperate with the Company and take such action as is necessary to permit registration or qualification of the Option or the Shares. The foregoing notwithstanding, the Company has no obligation to register the Option or any Shares.

                 12.2 Investment Intent. Unless the Company has determined that the following representation is unnecessary, each person exercising any portion of the Option will be required, as a condition to the issuance of Shares pursuant to exercise of the Option, to make a representation in writing (a) that he or she is acquiring the Shares for his or her

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         own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of the Shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that the Shares may be transferred. The Company may also place a stop transfer order with its transfer agent with respect to the Shares and require that the certificates representing the Shares contain legends reflecting the foregoing.

                 12.3 Restrictions on Issuance of Shares. Notwithstanding the provisions of Section 8, the Company may delay the issuance of Shares and the delivery of a certificate for any Shares until one of the following conditions is satisfied:

                         (a) The Shares with respect to which the Option has
                 been exercised are at the time of issuance registered under applicable federal and state securities laws as now in force or hereafter amended;

                         (b) A no-action letter in respect of the issuance of
                 the Shares has been obtained by the Company from the Securities and Exchange Commission and any applicable state securities commissioner; or

                         (c) Counsel for the Company has given an opinion, which
                 opinion will not be unreasonably conditioned or withheld, that the Shares are exempt from registration under applicable federal and state securities laws as now in force or hereafter amended.

         It is intended that all exercises of the Option will be effective, and the Company will make reasonable efforts to bring about compliance with the above conditions within a reasonable time, except that the Company is under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issuance of Shares in respect of which the Option may be exercised.

         13.      Miscellaneous.

                 13.1 Requirements of Law. The granting of the Option and the issuance of Shares are subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                 13.2 Choice of Law and Venue. This Agreement is made under and must be governed by the laws of the State of Minnesota, and each of the parties hereto consents to venue any suit or action under or with regard to this Agreement in an appropriate court with jurisdiction in Hennepin County, Minnesota.

                 13.3 Notices. All notices, requests and other communications from either party to the other hereunder must be given in writing and will be deemed to have been duly given if personally delivered, or sent by first class, certified mail, return receipt requested,

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         postage prepaid, to the party at the address as provided below, or to such other address as such party may hereafter designate by written notice to the other party:

                           (a) If the Company, to the address of its then principal office; and

                           (b) If to the Optionee, to the address last shown in the records of the Company, which as of the date of this Agreement is as follows:

                               __________________________

                               __________________________



                 13.4 No Obligation to Exercise. The granting of the Option imposes no obligation upon the holder thereof to exercise the Option.

                 13.5 Amendments: Final Agreement. This Agreement contains the complete and final understanding of the parties with respect to the subject matter hereof and supersedes all prior understandings and statements, written and oral. This Agreement may not be amended except in a written instrument signed by the party against whom enforcement is sought.

                 13.6 Counterparts. This Agreement may be executed in counterparts, each of which is an original and one in the same instrument.

                 13.7 Headings. Headings and captions used in this Agreement are for convenience and do not affect the meaning hereof.

         Executed to be effective as of the date first written above

                                         WebValley, Inc.
                                         1011 First Street South, Suite 203
                                         Hopkins, Minnesota 55343



                                         By   /s/ Satya P. Garg
                                           ---------------------------
                                              Satya P. Garg
                                              Its: President

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                                 WEBVALLEY, INC.

                    NOTICE OF EXERCISE OF STOCK OPTION ISSUED


 To:     President
         Profile National Business Directory, Inc.
         1011 First Street South, Suite 203
         Hopkins, MN 55343

         I hereby exercise my Option dated _____________, 199_ to purchase _________ shares of $0.01 par value common stock of the Company at the option exercise price of $1.00 per share. Enclosed is a certified or cashier's check in the total amount of $ ______________ or payment in such other form as the Company has specified. I acknowledge that I may be required to execute a Subscription and Investment Representation Agreement prior to these shares being issued, and I further acknowledge that I must agree to be bound by any then existing Shareholders Agreement covering substantially all of the Company's Shares.
         I request that my shares be issued to me as follows:

                     --------------------------------
   (Print your name in the form in which you wish to have the shares registered)

                       -----------------------------
                         (Social Security Number)

                       -----------------------------
                            (Street and Number)

                       -----------------------------
                         (City) (State) (Zip Code)

         Dated:  ________________, __________.


                                     Signature: _____________________

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